UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 26, 2004
(Date of earliest event reported)

KRISPY KREME DOUGHNUTS, INC.

(Exact name of registrant as specified in its charter)

North Carolina	001-16485	56-2169715
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

370 Knollwood Street Winston-Salem, North Carolina (Address of principal executive offices)	27103 (Zip Code)

336-725-2981
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On August 26, 2004, Krispy Kreme Doughnuts, Inc. issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing its financial results for its second fiscal quarter ended August 1, 2004. The information in this Form 8-K, including the exhibit attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit 99.1	Press Release dated August 26, 2004.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC
Dated: August 26, 2004
	By:	/s/ Michael C. Phalen
Michael C. Phalen
Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 26, 2004

4